EATON VANCE GREATER CHINA GROWTH FUND

Supplement to Prospectus dated January 1, 2006

The following replaces the Average Annual Total Return table and the first footnote under “Performance Information” in “Fund Summary”:

	One	Five	Ten
Average Annual Total Return as of December 31, 2004	Year	Years	Years

Class A Return Before Taxes	8.67%	–1.50%	0.45%
Class A Return After Taxes on Distributions	8.81%	–1.50%	0.26%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	5.85%	–1.25%	0.37%
Class B Return Before Taxes	9.88%	–1.38%	0.47%
Class C Return Before Taxes	13.74%	–1.05%	0.29%
Morgan Stanley Capital International (MSCI) Golden Dragon Index (reflects no deduction for fees, expenses or taxes)	13.98%	–3.26%	N/A

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The MSCI Golden Dragon is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. The MSCI Golden Dragon Index commenced operations on September 30, 1996. Investors cannot invest directly in an Index. (Source for the MSCI Golden Dragon Index returns: Lipper Inc.)

May 18, 2006	CGPS